UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         Date of report: April 22, 2005

                           THERAGENICS CORPORATION(R)
               (Exact name of registrant as specified in charter)

      Delaware                      000-15443                   58-1528626
(State of incorporation)     (Commission File Number)          (IRS Employer
                                                            Identification No.)


                           5203 Bristol Industrial Way

                              Buford, Georgia 30518

               (Address of principal executive offices / Zip Code)
                                 (770) 271-0233

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On April 22, 2005, Theragenics Corporation(R) issued a press release regarding its financial results for the quarter ended April 3, 2005. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Theragenics Corporation(R)

                                                            (Registrant)

                                                     Dated: April 22, 2005

                                                     By: /s/ M. Christine Jacobs
                                                         -----------------------
                                                         M. Christine Jacobs
                                                         Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Press Release, dated April 22, 2005 of Theragenics Corporation(R).